COMMON STOCK PURCHASE AGREEMENT

This COMMON STOCK PURCHASE AGREEMENT (the “Agreement”), made this 12th day of March 2018, by and among Lecia L. Walker and Esther Lynn Atwood (the “Sellers”) of common stock of Original Source Music, Inc., and Big Emperor, Ltd (the “Purchaser”). The Sellers and the Purchaser may be referred to herein singularly as a “Party” and collectively, as the “Parties”.  It is agreed that this Common Stock Purchase Agreement will supersede any other Common Stock Purchase Agreement that has been agreed to by all parties.

RECITALS

WHEREAS. the Parties wish to enter into this Agreement to set forth the terms and conditions upon which the Sellers will sell Three Million Five Hundred Thousand (3,500,000), shares representing 69% of the total outstanding common stock (the “Shares”), of Original Source Music, Inc., a Nevada corporation (the “Company”), owned of record and beneficially by the Sellers to the Purchaser and the Purchaser will purchase the Shares from the Sellers; and

WHEREAS, the Parties have appointed J. M. Walker & Associates, Attorneys At Law, to act as the Escrow Agent (the “Escrow Agent”) for this transaction and to receive and hold all consideration received from the Purchaser for the sale of the Shares hereunder and all documents, stock certificates and corporate records of the Company to be delivered by the Sellers and the Company to the Purchaser hereunder (collectively, “Documents”), in the Jody M. Walker COLTAF Trust Account, (the “Escrow Account”) unless other arrangements are agreed to by the Parties; and

WHEREAS, the Parties have entered into an escrow agreement of even date herewith (the “Escrow Agreement”) to effect the foregoing.

AGREEMENT

NOW THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, the parties herewith agree as follows:

ARTICLE I

SALE AND PURCHASE OF THE SHARES

1.01

 Sale.

Subject to the terms and conditions of this Agreement, the Sellers agree to sell the Shares, and the Purchaser shall purchase the Shares, for a total of Ninety Three Thousand   Eight Hundred Thousand Dollars USD ($93,800.00) (the “Purchase Price”). This is a private transaction between the Sellers and Purchaser.

1.02

Escrow Agent.  Pursuant to the Escrow Agreement, the Parties have appointed the Escrow Agent as to the distribution of the Purchase Price received for the sale of the Shares and distribution of the Documents to be held in the Escrow Account.

1.03

Deposit; Due Diligence.

(a)

The Purchaser has made, by wire transfer, a deposit (the “Deposit”) in the amount of Twenty Five Thousand Dollars USD ($25,000.00), to the Escrow

Account on January 16, 2018, for the Shares being sold by the Sellers. The amount deposited will be held in the Escrow Account until Closing (as hereinafter defined) of this Agreement) or until otherwise released as provided in this Agreement.

(b) It is agreed that the company will be current with all filings with SEC at Closing.

With the exception of the Form 10K for the period of December 31, 2017.

(c) The Deposit will be non-refundable unless the Sellers fail to fulfill any of their obligations under this Agreement.  In addition, if after signing this Agreement and prior to the Closing, in performing due-diligence, the Purchaser discovers something of significance with respect to the Sellers or the Company that is not previously disclosed herein and that changes the structure and intent of this Agreement and the transaction contemplated hereby, the Purchaser will notify the Sellers of the such by written notice given in to the addresses and in the manner provided in Section 6.08 of this Agreement and request refund of the Deposit.  The Sellers shall have ten (10) days after receiving any such notice to correct the discrepancy, to the extent correctable, to the reasonable satisfaction of the Purchaser or the Deposit will be refunded to the Purchaser by the Escrow Agent.

The account wire instructions for the Deposit herein and payment pursuant to Sections 1.04 and 3.01(b) (i) are as follows:

First Bank of Nevada

Englewood, Nevada 80155

800-964-3444

ABA Routing #107005047

SWIFT code: FBCRUS51

FOR THE ACCOUNT OF:

Jody M. Walker COLTAF Trust Account

7841 South Garfield Way

Centennial, Nevada 80122

Account # 419-123-1973

As soon as reasonably practicable after receipt of the Deposit and upon instructions by the Purchaser, the Sellers will make available by Google Drive or Drop Box, or by email, for review by the Purchaser, the described in this Agreement, any and all other documents and records of the Company and all other information regarding the Company which the Purchaser requests.

The Purchaser will provide Sellers with the information as requested by the Sellers concerning the Purchaser, including information on its proposed director nominees.

1.04

Balance of Purchase Price; the Closing; Termination prior to Closing.

(a)

    It is agreed that the full amount of the Purchase Price will be wire transferred to the Escrow Account on or before March 19, 2018 and that the closing of the sale and purchase of the Shares (the “Closing”) will take place contemporaneous with such payment.  It is agreed that all of the Shares and the Documents shall remain in the Escrow Account until the full Purchase Price of $93,800.00 has been paid into Escrow, whereupon the Closing shall take place and the Documents shall be disbursed to the Purchaser and the Purchase Price shall be shall be disbursed as per instructions of the Sellers.

(b)

In addition to the termination provision set forth in Section 1.03 above, this Agreement may be terminated prior to the Closing (i) unilaterally by the Sellers if: (A) the balance of the Purchase Price for the Shares is not paid in full on or before March 19, 2018, unless an extension of time is agreed to in writing by both parties; or (b) the Purchaser has failed to comply with all material terms of this Agreement; and (ii) unilaterally by the Purchaser if the Sellers have failed to comply with all material terms of this Agreement if (a) the Documents from the Sellers and the Company are not delivered to Escrow Agent on or before March 19, 2018, unless an extension of time is agreed to in writing by both parties; or (b) the Sellers have failed to comply with all material terms of this Agreement. Upon termination of this Agreement pursuant to clause (i) above, all consideration paid by the Purchaser and the Documents shall be delivered to Sellers in accordance with the terms of the Escrow Agreement. Upon termination of this Agreement pursuant to clause (ii) above, all consideration paid by the Purchaser shall be delivered to the Purchaser and all Documents shall be delivered to the Sellers in accordance with the terms of the Escrow Agreement.

ARTICLE II

REPRESENTATIONS, WARRANTIES AND COVENANTSOF THE SELLERS

The Sellers, jointly and severally, represent and warrant to and covenant with the Purchaser that as of the date of this Agreement as of the date of the Closing:

2.01

Organization.

The Company is a Nevada corporation duly organized, validly existing, and in good standing under the laws of that state, has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in the State of Nevada, and elsewhere (if required). All actions taken by the incorporators, directors and/or stockholders of the Company have been valid and in accordance with the laws of the state of Nevada.

2.02

SEC Reporting Status/OTCQB Quotation/DTC Eligibility.

(a)

The Company is a reporting company and is required to file periodic reports with the Securities Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)

The Company is a “shell” company (as such term is defined in Rule 12b-2 under the Exchange Act).

(c)

The Company’s common stock is not included for quotation on the Pink Sheets market maintained by OTC Markets Group.

(d)

The Company’s common stock is not DTC-eligible.

(e)

The Company has not filed a 15c2-11 with FINRA to receive a symbol. The Seller agrees to provide reasonable assistance, without further cost, to the Purchaser in its pursuit of filing a 15c2-11.

2.03

Authorization; Enforcement; Validity.  The Sellers have all requisite power, authority and legal capacity to enter into and perform their obligations under this Agreement, the Escrow Agreement and any other agreements that may be entered into by the Sellers in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”).  This Agreement and all the other Transaction Documents have been duly executed and delivered by the Sellers and constitute the legal, valid and binding obligations of the Sellers, enforceable against each Sellers in accordance with their respective terms.

2.04

Capitalization.

(a)

The authorized capital stock of the Company consists of 45,000,000 shares of common stock, $0.001 par value, of which 5,073,000 Shares are validly issued and outstanding.  The Company has 5,000,000 preferred shares authorized, of which none is issued and outstanding.  All outstanding Shares are fully paid and non-assessable, free of liens, encumbrances, options, restrictions and legal or equitable rights of others not a party to this Agreement.  At the Closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating the Company to issue or to transfer from treasury any additional shares of its capital stock.

(b)

None of the outstanding Shares are subject to any stock restriction agreements or the beneficiary of any agreement requiring the Company to register shares under the Securities Act of 1933, as amended (the “Securities Act”).  There are approximately 34 stockholders of record of the Company plus shares in street name, if any.  All of such stockholders have valid title to the Shares and acquired their Shares in a lawful transaction and in accordance with Nevada corporate law, the Securities Act and applicable state securities laws based upon of their respective states of residence.

2.05

Subsidiaries.

The Company does not own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, limited liability company, association, or other business entity.  The Company is not a participant in any joint venture, partnership or similar arrangement.

2.06

SEC Documents; Financial Statements.  The Company has filed (including within any additional time periods provided by Rule 12b-25 under the Exchange Act) filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act through the period of September 30, 2017.

The Sellers will provide financial information and tables to the Purchaser as of December 31, 2017 so that the Purchaser may prepare the Form 10K, for the period ending December 31, 2017, The Sellers agree to provide reasonable assistance, without further cost to the Sellers or the Purchasers in the preparation of the 10K for the period of December 31, 2017.

The Purchasers will have the full responsibility of preparing and filing the Form 10K for the period ending December 31, 2017.  The company will supply all necessary bank statements and other information through the period ending December 31, 2017, to assist the Purchasers in having an auditor prepare the audited financial statements and preparing and filing the Form 10K for the period ending December 31, 2017.

All filings, all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein, all amendments thereto and all schedules and exhibits thereto and to any such amendments being hereinafter referred to collectively, as the “SEC Documents”). Through September 30, 2017 all of the SEC Documents are available on the SEC’s EDGAR system.  To the best of knowledge of the Sellers, as of their respective filing or effective dates, as applicable, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents and the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations promulgated thereunder.

As of their respective filing and effective dates, as applicable, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

2.07

Liabilities.

The Company has several Promissory Notes outstanding in the approximate  amounts of approximately 54,735.00 all of which will be paid at Closing by the Escrow Agent from the proceeds of the sale of the Shares.  As of the Closing, the Company will have no liabilities (contingent or otherwise).  Notwithstanding the foregoing, the Company shall not, as of the Closing, have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise that will not be paid, cancelled or forgiven at the Closing unless agreed to by the Parties in writing.

2.08

Litigation.

To the best knowledge of the Sellers, neither the Sellers nor the Company is a party to any direct and/or indirect litigation, arbitration and/or other proceedings and the Sellers are not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving the Sellers and/or the Company or any of their respective assets, including without limitation, in the case of the Sellers, the Shares.  There is no dispute of any kind between the Sellers and/or the Company and any third party. Neither the Sellers nor the Company is party to any suit, action, arbitration, or legal administrative or other proceeding, or pending governmental investigation. To the best knowledge of the Sellers, there is no basis for any such action or proceeding and no such action or proceeding is threatened against the Sellers and/or the Company.  Neither the Sellers nor the Company is party to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

2.09

Tax Returns.

The Company has filed all state and federal tax returns required to be filed by it through the date hereof in the United States.  As of Closing, there shall be no taxes of any kind due or owing for the years of 2016 and before.

2.10

No Conflicts.

The execution and delivery of this Agreement and the other Transaction Documents by the Sellers and the performance by the Sellers of their obligations hereunder and thereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which the Sellers, the Company or the directors and officers of the Company are a party, or by which they or their respective assets may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause Sellers and/or the Company to be liable to any third party; or (c) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of the Company or upon the Shares.

2.11

Contracts, Leases and Assets.

  The Company is not a party to any contract, agreement or lease (unless such contract, agreement or lease has been assigned to and assumed by another party and the Company has been released from its obligations thereunder) other than its the contract with the Transfer Agent,  No person holds a power of attorney from the Company or of the Sellers.

2.12

Compliance with Laws.  The Company has complied in all material respects, with, and is not in violation of any, federal, state, or local statute, law, and/or regulation in the United States. The Company has complied with all federal and applicable state securities laws in connection with the offer, sale and distribution of its securities both in the United States.  The Shares being sold by the Sellers to the Purchaser hereunder are being sold in a private transaction between the Sellers and the Purchaser exempt from the registration requirements of the Securities Act by reason of the so-called “Section 4(a) (1-1/2) exemption” under of the Securities Act.

2.13

Conduct of Business.

Prior to the Closing, the Company shall conduct its business in the normal course, and shall not (without the prior written approval of Purchaser):  (a) sell, pledge, or assign any assets; (b) amend its Certificate of Incorporation or Bylaws; (c) declare dividends, redeem or sell stock or other securities; (d) incur any liabilities, except in the normal course of business, which liabilities will be paid, cancelled or forgiven at or prior to Closing; (e) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party; (f) enter into any other transaction; or (g) enter into an agreement to do any of the foregoing.

2.14

Corporate Documents.  Each of the following documents, which shall be true, complete and correct in all material respects, will be submitted on or before the Closing:

(a)

Certificate of Incorporation and all amendments thereto;

(b)

Bylaws and all amendments thereto;

(c)

Minutes and Consents of the board of directors;

(d)

Minutes and Consents of shareholders;

(e)

List of directors and officers;

(f)

Confirmation of Good Standing from the Secretary of State of Nevada.

(g)

Current Shareholder list from the Transfer Agent; and

(h)

Copies of the Company’s agreements with its transfer agent, auditor and Edgar filing agent if, in each case, the terms of such agreement require the Company to pay any amount if it elects to terminate such agreement.

(i)

Copies of agreements relating to any and all debt and liabilities that were cancelled, paid or forgiven.

All minutes, consents or other documents pertaining to the Company to be delivered at or before the Closing pursuant to this Section 2.14 shall be valid and in accordance with the laws of Nevada.

2.15

Title.

The Sellers have good and marketable title to all of the Shares being sold by them to the Purchaser pursuant to this Agreement, and upon payment of the Purchase Price therefore, Purchaser will receive good and marketable title to the Shares subject only to such liens thereon as may be created by Purchaser.  The Shares will be, at the Closing, free and clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind, except for restrictions on transfer imposed by federal and state securities laws.  None of the Shares are or will be subject to any voting trust or agreement.  No person holds or has the right to receive any proxy or similar instrument with respect to such Shares.  Except as provided in this Agreement, the Sellers are not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the Shares. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the purchase of the Shares by Purchaser (and/or assigns) impair, restrict or delay voting rights with respect to the Shares.

2.16

Transfer of Shares.

(a)

The Sellers will have the responsibility for sending all certificates representing the shares being purchased, along with the proper Stock Powers with Bank Signature Guarantees or Power of Attorney acceptable to the Transfer Agent, to the Escrow Agent for delivery to the Purchaser at Closing.

(b)

The Purchaser will have the responsibility of sending the certificates, along with the Stock Powers with Bank Signature Guarantees acceptable to the Transfer Agent for the Company to have the certificates transferred into its name the Purchaser shall be responsible for all costs involved in such transfers.  Notwithstanding the foregoing, the Sellers shall cooperate in furnishing the Purchaser with any additional information or documents required by the Transfer Agent to affect such transfer.

ARTICLE III

CLOSING DELIVERIES

3.01

Closing Deliveries.

At least 48 hours prior to Closing (or such shorter period as may be agreed to by the Parties in writing), the Parties shall have made the following deliveries to the Escrow Agent:

(a)

By the Sellers:

(i)

The documents set forth in Section 2.14 of this Agreement;

(ii)

stock certificate or certificates, along with stock powers with signature guarantee acceptable to the Transfer Agent, representing the Shares, endorsed in the name of Purchaser or left blank, and such corporate authorizations as may be required,

(ii)

the resignation of all officers of the Company unless agreed to otherwise by all parties in writing effective upon Closing.

(iii)

the resignations of all directors of the Company and the appointment of three new directors as designated by the Purchaser, effective upon Closing.

(iv)

true and correct copies of all of the business and corporate records of the Company, including but not limited to correspondence files, bank statements, checkbooks, savings account books, minutes of stockholder and directors’ meetings or consents, financial statements, stockholder listings, stock transfer records, agreements, tax returns and contracts that exist;

(v)

true and correct copies of the original stock purchase agreements that the Sellers acquired their Shares from the parent company, Original Source Entertainment. and

(vi)

such other documents and records of the Company as may be reasonably required by the Purchaser.

(b)

By the Purchaser:

(i)

wire transfer to the Escrow Agent of $68,800.00, representing the balance of the payment for the Purchase Price for the Shares.

ARTICLE IV

INVESTMENT REPRESENTATIONS AND WARRANTIES AND COVENANTS

OF THE PURCHASER

The Purchaser represents and warrants to and covenants with the Sellers as follows:

4.01

Transfer Restrictions.

The Purchaser agrees that the Shares being acquired pursuant to this Agreement may be sold, pledged, assigned, hypothecated or otherwise transferred, with or without consideration (a “Transfer”) only pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration under Securities Act.

4.02

Investment Intent.

The Purchaser is acquiring the Shares for its own account for investment, and not with a view toward distribution thereof.

4.03

No Advertisement.  The Purchaser acknowledges that the Shares have been offered to the Purchaser in direct communication between the Purchaser and the Sellers, and not through any advertisement of any kind.

4.04

Knowledge and Experience.

The Purchaser acknowledges it has been encouraged to seek its own legal and financial counsel to assist in evaluating this purchase.  The Purchaser acknowledges that the Sellers have given the Purchaser and its attorneys and advisors access to all information relating to the Company’s business that the Purchaser has requested.  The Purchaser acknowledges that it has sufficient business and financial experience and knowledge concerning the affairs and conditions of the Company in order to make a reasoned decision as to this purchase of the Shares and is capable of evaluating the merits and risks of such purchase.

4.05

Restrictions on Transferability.

(a)

The Purchaser is aware of the restrictions on transferability of the Shares and further understands that some or all of the certificates may bear a legend similar to the following:

THESE SECURITIES HAV NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED IN SECTIONS 4(a) (1) AND 4(a) (2) AND/OR REGULATION D UNDER THE SECURITIES ACT. AS SUCH, THE PURCHASE OF THESE SECURITIES WAS MADE WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION THEREOF. THEREFORE, ANY SUBSEQUENT TRANSFER OF THESE SECURITIES OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS THEY ARE REGISTERED UNDER THE SECURITIES ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

(b)

The Purchaser understands that the Shares may only be disposed of pursuant to either (i) an effective registration statement under the Securities Act, or (ii) an exemption from the registration requirements of the Securities Act.

(c)

Neither the Company nor the Sellers have filed such a registration statement with the SEC or any state authorities nor agreed to do so, nor contemplates doing so in the future for the Shares or any other securities of the Company, and in the absence of such a registration statement or exemption, the Purchaser may have to hold the Shares indefinitely and may be unable to liquidate them in case of an emergency.

4.07

Future Business of the Company.

The Purchaser represents that after the Closing  the Purchaser will either carry on the existing business of the Company or enter into a new business.  After the Closing, the Purchaser covenants not to manipulate or participate in a manipulating the Share price of the Company in a “pump and dump” scheme.

4.08

Current Report on Form 8-K.

  Following the Closing, the Company shall timely file and the Purchaser shall cause the Company to timely file a Current Report on Form 8-K with the SEC, disclosing the acquisition of the Shares by the Purchaser, the change of control of the Company, all changes to the board of directors and officers of the Company and all such additional disclosure as is required on such report pursuant to the SEC’s rules and regulations.

4.09

Anti-Money Laundering, Anti-Corruption and Anti-Terrorism Laws.  The Purchaser confirms that the funds representing the Purchase Price will not represent proceeds of a crime for the purpose of any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline and the Purchaser is in compliance with, and has not previously violated, the United States of America Patriot Act of 2001, as amended through the date of this Agreement, to the extent applicable to the Purchaser and all other applicable anti-money laundering, anti-corruption and anti-terrorism laws and regulations.

ARTICLE V

INDEMNIFICATION

5.03

Indemnification.  From and after the Closing, the Parties, jointly and severally, agree to indemnify the other against all actual losses, damages and expenses caused by (a) any material breach of this Agreement by them or any material misrepresentation contained herein; or (b) any misstatement of a material fact or omission to state a material fact required to be stated herein or necessary to make the statements herein not misleading.

5.04

Indemnification Non-Exclusive.  The foregoing indemnification provision is in addition to, and not derogation of any statutory, equitable or common law remedy any party may have for breach of representation, warranty, covenant or agreement.

5.05

Survival.  All representations and warranties of the Parties made hereunder shall be true as of the date of Closing and shall survive the Closing.

ARTICLE VI

MISCELLANEOUS

6.01

Captions and Headings.  The Article, Section and Subsection headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

6.02

Amendments Oral Change.

This Agreement and any provision hereof, may not be waived, changed, modified, or discharged, orally, but only by an agreement in writing signed by the Party against whom enforcement of any waiver, change, modification, or discharge is sought.

6.03

No Waiver.

Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the Party against whom such waiver is charged; and (a) the failure of any Party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (b) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure; and (b) no waiver by any Party of one breach by another Party shall be construed as a waiver with respect to any other or subsequent breach.

6.05

Entire Agreement.

This Agreement, including the Exhibits and Schedules hereto, contain the entire Agreement and understanding between the Parties hereto, and supersede all prior agreements and understandings.

6.06

Partial Invalidity.

In the event that any condition, covenant, or other provision of this Agreement is held to be invalid or void by any court of competent jurisdiction, it shall be deemed severable from the remainder of this Agreement and shall in no way affect any other condition, covenant or other provision of the Agreement.  If such condition, covenant, or other provision is held to be invalid due to its scope or breadth, it is agreed that it shall be deemed to remain valid to the extent permitted by law.

6.07

Counterparts.

This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Facsimile, .PDF or other electronic signatures will be acceptable to all parties.

6.08

Notices.

All notices, requests, demands, and other communications under this Agreement shall be in writing, shall be (a) sent by personal delivery or recognized overnight courier; (b) effective upon receipt; and (c) transmitted to the Parties at the following addresses:

If to the Sellers:

Lecia L. Walker

8201 South Santa Fe Drive #229

Littleton, CO   80120

Phone:  303-495-3728

Email: Lecia Lynn@centurylink.net

If to the Purchaser:

Conn Flanigan

NewRev General Counsel, LLC

8545 E. Arapahoe Road #J453

Greenwood Village, CO  80122

Phone:  (303) 953-4245

Email: ConnFlanigan@NewRevGC.com

Any Party may change its address by notice given to the other Party or Parties pursuant to the terms of this Section 6.08.

6.09

Binding Effect.  This Agreement shall inure to and be binding upon the Parties and their respective (as applicable) heirs, executors, personal representatives, successors and assigns.

6.10

Mutual Cooperation.

The Parties shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

6.11

Governing Law. This Agreement and the rights of the Parties hereunder shall be governed by and construed in accordance with the Laws of the State of Colorado (regardless of its conflict of laws principles), including all matters of construction, validity, performance and enforcement and without giving effect to the principles of conflict of laws.

6.12

Exclusive Jurisdiction and Venue.

The Parties hereby expressly and irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement shall be brought solely in a federal or state court located in Nevada.  By execution hereof, the Parties hereby consent and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the Colorado,  The Parties expressly and irrevocably waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto.

6.13

Attorneys Fees.  In the event any Party hereto shall commence legal proceedings against the other to interpret, enforce or otherwise arising from this Agreement, the prevailing Party in any such proceeding shall be entitled to recover from the non-prevailing Party its costs of suit, including reasonable attorneys’ fees and costs, at both the trial and appellate levels.

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first written above.

THE SELLERS:

Number of shares being sold

LECIA L. WALKER

3,000,000

/s/ Lecia L. Walker

Lecia L. Walker

ESTHER LYNN ATWOOD

   500,000

/s/ Esther Lynn Atwood_____________________

  Esther Lynn Atwood

THE PURCHASER:

BIG EMPEROR, LTD.

By: _/s/ Tsang Chi Hin_______________________

         Tsang Chi Hin, President